Financial Data
AT&T Inc.

Consolidated Statements of Income
Dollars in millions except per share amounts

Unaudited	Three Months Ended

	3/31/2007	3/31/2006%	Chg

Operating Revenues
Voice	$10,455	$ 8,615	21.4%
Data	5,655	4,501	25.6%
Wireless service	9,070	8	-
Directory	1,022	901	13.4%
Other	2,767	1,731	59.8%

Total Operating Revenues	28,969	15,756	83.9%

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	11,252	7,364	52.8%
Selling, general and administrative	7,437	3,709	-
Depreciation and amortization	5,616	2,492	-

Total Operating Expenses	24,305	13,565	79.2%

Operating Income	4,664	2,191	-

Interest Expense	873	464	88.1%
Interest Income	35	85	-58.8%
Equity in Net Income of Affiliates	173	334	-48.2%
Other Income (Expense) - Net	469	11	-

Income Before Income Taxes	4,468	2,157	-
Income Taxes	1,620	712	-

Net Income	$ 2,848	$ 1,445	97.1%

Basic Earnings Per Share:
Net Income	$ 0.46	$ 0.37	24.3%
Weighted Average Common
Shares Outstanding (000,000)	6,224	3,882	60.3%
Diluted Earnings Per Share:
Net Income	$ 0.45	$ 0.37	21.6%
Weighted Average Common
Shares Outstanding with Dilution (000,000)	6,266	3,902	60.6%

Financial Data
AT&T Inc.

Statements of Segment Income
Dollars in millions

Unaudited
Three Months Ended
Wireline	3/31/2007	3/31/2006%	Chg

Segment Operating Revenues
Voice	$ 10,677	$ 8,615	23.9%
Data	5,862	4,501	30.2%
Other	1,447	1,305	10.9%

Total Segment Operating Revenues	17,986	14,421	24.7%

Segment Operating Expenses
Cost of sales	7,558	6,896	9.6%
Selling, general and administrative	4,093	3,445	18.8%
Depreciation and amortization	3,440	2,441	40.9%

Total Segment Operating Expenses	15,091	12,782	18.1%

Segment Income	$ 2,895	$ 1,639	76.6%

Wireless *

Segment Operating Revenues
Service revenues	$ 9,092	$ 8,013	13.5%
Equipment sales	905	975	-7.2%

Total Segment Operating Revenues	9,997	8,988	11.2%

Segment Operating Expenses
Cost of services and equipment sales	3,670	3,647	0.6%
Selling, general and administrative	2,913	2,846	2.4%
Depreciation and amortization	1,891	1,687	12.1%

Total Segment Operating Expenses	8,474	8,180	3.6%

Segment Operating Income	1,523	808	88.5%

Equity in Net Income (Loss) of Affiliates **	(41)	(35)	-17.1%

Segment Income	$ 1,482	$ 773	91.7%

* Results include 100% of AT&T Mobility’s actual results
** Includes minority interest recorded as Other Income (Expense) - Net on the Consolidated Statements of Income

Advertising & Publishing

Segment Operating Revenues	$1,443	$ 923	56.3%

Segment Operating Expenses
Cost of sales	455	288	58.0%
Selling, general and administrative	279	159	75.5%
Depreciation and amortization	242	1	-

Total Segment Operating Expenses	976	448	-

Segment Operating Income	467	475	-1.7%

Equity in Net Income (Loss) of Affiliates	-	(5)	-

Segment Income	$ 467	$ 470	-0.6%

Other ***

Segment Operating Revenues	$ 544	$ 473	15.0%

Segment Operating Expenses	464	397	16.9%

Segment Operating Income	80	76	5.3%

Equity in Net Income of Affiliates	172	331	-48.	0%

Segment Income	$ 252	$ 407	-38.	1%

*** Equity in Net Income (Loss) of Affiliates includes our 60% proportionate share of AT&T Mobility's results in 2006

Financial Data
AT&T Inc.

Consolidated Balance Sheets
Dollars in millions except per share amounts

3/31/07 Unaudited	12/31/06

Assets
Current Assets
Cash and cash equivalents	$ 2,364	$ 2,418
Accounts receivable - net of allowances for
uncollectibles of $1,239 and $1,276	15,580	16,194
Prepaid expenses	2,058	1,477
Deferred income taxes	2,571	3,034
Other current assets	2,120	2,430

Total current assets	24,693	25,553

Property, Plant and Equipment - Net	93,592	94,596
Goodwill	67,235	67,657
Licenses	35,608	34,252
Customer Lists and Relationships - Net	17,946	18,922
Other Intangible Assets - Net	6,233	6,566
Investments in Equity Affiliates	2,110	1,995
Postemployment Benefit	14,251	14,228
Other Assets	6,608	6,865

Total Assets	$ 268,276	$ 270,634

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$ 7,119	$ 9,733
Accounts payable and accrued liabilities	17,949	22,106
Advanced billing and customer deposits	3,766	3,402
Accrued taxes	3,715	3,026
Dividends payable	2,197	2,215

Total current liabilities	34,746	40,482

Long-Term Debt	55,467	50,063

Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	20,993	27,406
Postemployment benefit obligation	28,352	28,901
Unamortized investment tax credits	173	181
Other noncurrent liabilities	14,539	8,061

Total deferred credits and other noncurrent liabilities	64,057	64,549

Stockholders' Equity
Common shares issued ($1 par value)	6,495	6,495
Capital in excess of par value	91,109	91,352
Retained earnings	30,972	30,375
Treasury shares (at cost)	(9,384)	(7,368)
Accumulated other comprehensive income	(5,186)	(5,314)

Total stockholders' equity	114,006	115,540

Total Liabilities and Stockholders' Equity	$ 268,276	$ 270,634

Financial Data
AT&T Inc.

Consolidated Statements of Cash Flow
Dollars in millions, increase (decrease) in cash and cash equivalents

Unaudited	Three Months Ended
	3/31/07	3/31/06

Operating Activities
Net income	$ 2,848	$ 1,445
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	5,616	2,492
Undistributed earnings from investments in equity affiliates	(156)	(313)
Provision for uncollectible accounts	376	193
Amortization of investment tax credits	(8)	(7)
Deferred income tax (benefit) expense	65	66
Net gain on sales of investments	-	(8)
Gain on license exchange	(409)	-
Changes in operating assets and liabilities:
Accounts receivable	237	509
Other current assets	(748)	(189)
Accounts payable and accrued liabilities	(3,232)	(2,029)
Stock-based compensation tax benefit	(47)	(8)
Other - net	71	307

Total adjustments	1,765	1,013

Net Cash Provided by Operating Activities	4,613	2,458

Investing Activities
Construction and capital expenditures	(3,338)	(1,821)
Receipts from (investments in) affiliates - net	-	(699)
Dispositions	209	27
Acquisitions, net of cash acquired	(198)	(62)
Proceeds from sale of marketable securities	471	-
Proceeds from sale of debt and equity securities	62	-
Investments in debt and equity securities	(15)	-
Other	7	-

Net Cash Used in Investing Activities	(2,802)	(2,555)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	(2,989)	1,271
Repayment of other short-term borrowings	-	(2)
Issuance of long-term debt	5,924	-
Repayment of long-term debt	(227)	(259)
Purchase of treasury shares	(3,005)	-
Issuance of treasury shares	687	201
Dividends paid	(2,218)	(1,289)
Stock-based compensation tax benefit	47	8
Other	(84)	-

Net Cash Used in Financing Activities	(1,865)	(70)

Net decrease in cash and cash equivalents	(54)	(167)

Cash and cash equivalents beginning of year	2,418	1,224

Cash and Cash Equivalents End of Period	$ 2,364	$ 1,057

Financial Data
AT&T Inc.

Supplementary Operating Data
Dollars in millions

Unaudited	Three Months Ended
3/31/2007	3/31/2006

In-Region [1]
Total Consumer Revenue Connections (000)
Retail Consumer Access Lines	36,704	26,416
Broadband Connections:
Consumer DSL Lines	10,889	6,264
U-verse High-Speed Internet Access	13	-
Satellite Broadband	6	-
Video Connections: [2]
DISH/ DirecTV Connections	1,684	549
U-verse Video Connections	13	-

Total Consumer Revenue Connections (000)	49,309	33,229

Switched Access Lines (000)
Retail Consumer - Primary	32,357	22,630
Retail Consumer - Additional	4,347	3,786
Retail Business	23,160	16,682

Retail	59,864	43,098
Wholesale [3]	5,250	5,362
Coin [4]	315	308

Total Switched Access Lines (000)	65,429	48,768

Unbundled Loops (000)	2,110	1,664
DSL Lines in Service (000)	12,842	7,432
Net DSL Line Additions (000)	681	511
Video Connections (000) [2]	1,697	549
Net Video Connection Additions (000) (2)	187	36
Wireless
Wireless Voice Customers (000)	62,217	55,810
Net Customer Additions (000)	1,191	1,679
M&A Activity, Partitioned Customers and Other Adjs	64	(13)
POPs (000,000)	296	296

1  In-region represents access lines served by AT&T’s incumbent local exchange companies.

2  Video Connections include sales under agency agreement with EchoStar, DirecTV customers and U-verse connections.

3  Wholesale lines include lines purchased by AT&T Corp. of approximately 1.1 million at 3/31/07.

4  Coin includes both retail and wholesale access lines.

Financial Data
AT&T Inc.
Non-GAAP Wireless Reconciliations

Wireless Segment Adjusted OIBDA
Dollars in millions
Unaudited

Quarter Ended March 31, 2007

Adjusting Items

GAAP	Integration Costs	Intangible Amortization	Adjusted

Service Revenue	$9,092			$9,092
Equipment Revenue	905			905

Total Operating Revenues	$9,997	$ -	$ -	$9,997

Operating Expenses
Cost of Services and Equipment Sales	3,670	(20)	-	3,650
Selling, General and Administrative	2,913	(104)	-	2,809
Depreciation and Amortization	1,891	(85)	(813)	993

Total Operating Expenses	8,474	(209)	(813)	7,452

Operating Income	1,523			2,545
Plus: Depreciation & Amortization	1,891			993
OIBDA	3,414			3,538

OIBDA as a % of Service Revenue	37.5%			38.9%

Quarter Ended March 31, 2006

Adjusting Items

GAAP	Integration Costs	Intangible Amortization	Adjusted

Service Revenue	$8,013			$8,013
Equipment Revenue	975			975

Total Operating Revenues	$8,988	$ -	$ -	$8,988

Operating Expenses
Cost of Services and Equipment Sales	3,647	(18)	-	3,629
Selling, General and Administrative	2,846	(46)	-	2,800
Depreciation and Amortization	1,687	(170)	(359)	1,158

Total Operating Expenses	8,180	(234)	(359)	7,587

Operating Income	808			1,401
Plus: Depreciation & Amortization	1,687			1,158
OIBDA	2,495			2,559

OIBDA as a % of Service Revenue	31.1%			31.9%

OIBDA is defined as operating income (loss) before depreciation and amortization. OIBDA differs from Segment operating Income (loss), as calculated in accordance with GAAP, in that it excludes depreciation and amortization. OIBDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. OIBDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with generally accepted accounting principles. Our calculation of OIBDA, as presented, may differ from similarly titled measures reported by other companies.